Filed pursuant to Rule 497(e)
Registration Nos. 333-215588; 811-23226
Opal Dividend Income ETF (DIVZ) (the “Fund”)
(formerly the TrueShares Low Volatility Equity Income ETF)
a series of Listed Funds Trust

April 4, 2024

Supplement to the
Prospectus dated April 30, 2023, as previously supplemented

Effective April 4, 2024, The Fund intends to pay out dividends monthly, if any, and distribute any net realized capital gains to its shareholders at least annually.

The following disclosure on page 36 of the Fund’s Statutory Prospectus is hereby revised to read as follows:

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

The AI ETF intends to pay out dividends, if any, and distribute any net realized capital gains to its respective shareholders at least annually. The Income ETF intends to pay out dividends monthly, if any, and distribute any net realized capital gains to its shareholders at least annually. The Energy Income ETF intends to pay out dividends quarterly, if any, and distribute any net realized capital gains to its shareholders at least annually. Each Fund will declare and pay capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

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Please retain this Supplement with your Prospectus
for future reference.